Covid-19 Impact on Business	6 Months Ended
Dec. 31, 2020
Covid-19 Impact on Business [Abstract]
COVID-19 impact on business

14	COVID-19 impact on business

The COVID-19 pandemic has caused uncertainty in global markets and its impact is unable to be reliably measured. However, COVID-19 has had limited effect thus far on the Group's operation. Development activities have continued with minimal disruption. Slowdown in collaborative research activities do not have a material impact on the Group's operations.